Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In condition with the Quarterly Report on Form 10-Q of Polydex Pharmaceuticals Limited (the “Company”) for the fiscal quarter ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon L. Wardlaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By	/s/ Sharon L. Wardlaw
Sharon L. Wardlaw,
Chief Financial Officer
December 15, 2004

A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.